UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 15, 2005

                             LIBERATE TECHNOLOGIES
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             (Exact name of registrant as specified in its charter)


    Delaware                      000-26565                     94-3245315
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)



2655 Campus Drive, Suite 250, San Mateo, California              94403
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(Address of principal executive offices)                      (Zip Code)

                                                     (650) 645-4000
Registrant's telephone number, including area code
                                                   -----------------------------
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(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):


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[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425) x

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)\

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     On April 15, 2005, Liberate Technologies (the "Registrant") entered into an agreement reached to sell substantially all of the assets of its business outside of North America to SeaChange International, Inc. ("Purchaser").

     Under the terms of the Asset Purchase Agreement, dated as of April 15, 2005, by and among the Registrant, Liberate Technologies B.V., a wholly-owned subsidiary of the Registrant, and the Purchaser, Purchaser will be assigned certain customer contracts, will receive patents and other intellectual property and will assume certain limited liabilities related to Registrant's business outside of North America. Registrant will receive cash consideration of approximately $25.5 million, subject to certain adjustments for interim operations prior to closing. The agreement will be subject to certain closing conditions, including approval by Registrant's shareholders.

     In connection with the asset purchase agreement, David Lockwood and Lockwood Fund LLC have entered into a stockholder voting agreement with the Purchaser, dated as of April 15, 2005, pursuant to which, among other things, David Lockwood and Lockwood Fund LLC have agreed to vote their shares of Liberate common stock in favor of the transaction.

         The Registrant will file a proxy statement and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission. Investors are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the Web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain documents filed with the SEC by the Registrant free of charge by requesting them in writing from Liberate Technologies, 2655 Campus Drive, Suite 250, San Mateo, CA 94403, Attention:
Investor Relations, or by telephone at (650) 645-4000. The Registrant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Registrant's stockholders. A list of the names of those directors and executive officers and descriptions of their interests in the Registrant is contained in the Registrant's proxy

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statement dated September 13, 2004, which is filed with the SEC. Stockholders may obtain additional information about the interests of the directors and executive officers in this transaction by reading the proxy statement when it becomes available.

     A copy of the press release announcing the agreement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. A copy of the asset purchase agreement is attached hereto as Exhibit 2.7 and is incorporated herein by reference. A copy of the stockholder voting agreement is attached hereto as
Exhibit 99.2 and is incorporated herein by reference. The foregoing summary descriptions of the asset purchase agreement and stockholder voting agreement are qualified in their entirety by the full text of such agreements.

Item 3.03 Material Modification to Rights of Security Holders

     In connection with the asset sale described in Item 1.01, the Registrant and Equiserve Trust Company, N.A., a federally chartered trust company (the "Rights Agent"), executed an amendment dated as of April 15, 2005 (the "Amendment") to the Rights Agreement by and between the Registrant and the Rights Agent, dated as of May 12, 2003 and amended January 10, 2005 (the "Rights Agreement"), to provide that the Purchaser shall not be deemed to be an "Acquiring Person" (as defined in the Rights Agreement) as a result of (i) the execution and delivery of either (a) the asset purchase agreement or (b) the stockholder voting agreement (as described in Item 1.01 above) or (ii) the consummation of the transactions contemplated by the asset purchase agreement, as may be amended from time to time, or the stockholder voting agreement.

     A copy of the executed Amendment is attached hereto as Exhibit 4.6 and is incorporated herein by reference. The foregoing summary description of the Amendment is qualified in its entirety by the full text of such Amendment.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

2.7   Asset Purchase Agreement, by and among Liberate Technologies,
      Liberate Technologies B.V. and SeaChange International, Inc., dated as of April 15, 2005.

4.6 Second Amendment to Rights Agreement by and between Liberate Technologies and Equiserve Trust Company, N.A., dated as of April 15, 2005.

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

99.1  Joint Press Release of Liberate Technologies and SeaChange
      International, Inc., dated April 18, 2005.

99.2  Stockholder Voting Agreement by and among David Lockwood, Lockwood
      Fund LLC and SeaChange International, Inc., dated as of April 15, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIBERATE TECHNOLOGIES



                                         By:    /s/ Gregory S. Wood
                                             ---------------------------------
                                         Name:  Gregory S. Wood
                                         Title: Executive Vice President and
                                                Chief Financial Officer

Date:  April 18, 2005



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                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------

2.7            Asset Purchase Agreement, by and among Liberate
               Technologies, Liberate Technologies B.V. and SeaChange International, Inc., dated as of April 15, 2005.

4.6 Second Amendment to Rights Agreement by and between Liberate Technologies and Equiserve Trust Company, N.A., dated as of April 15, 2005.

99.1           Joint Press Release of Liberate Technologies and
               SeaChange International, Inc., dated April 18, 2005.

99.2 Stockholder Voting Agreement by and among David Lockwood, Lockwood Fund LLC and SeaChange International, Inc., dated as of April 15, 2005.

                                       6